          COMMON STOCK                                    COMMON STOCK

            NUMBER                   [LOGO]                  SHARES

          NG

  INCORPORATED UNDER THE LAWS                            SEE REVERSE FOR
   OF THE STATE OF DELAWARE                            CERTAIN DEFINITIONS

                                                       CUSIP

    This Certifies that





    is the record holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

        -------------------                            ----------------
    ----------------------- NEWGEN RESULTS CORPORATION ---------------------
        -------------------                            ----------------

    transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

    Dated:


      /s/ Sam Simkin             [SEAL]            /s/ Gerald Benowitz

        SECRETARY                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


    COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR
    BY
                                                          AUTHORIZED SIGNATURE

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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT -- ................. Custodian ................
                               (Cust)                    (Minor)
                          under Uniform Gifts to Minors
                          Act.........................................
                                            (State)
     UNIF TRF MIN ACT  -- ................ Custodian (until age ......)
                               (Cust)
                          ..................... under Uniform Transfers
                                 (Minor)
                          to Minors Act ...............................
                                                   (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                    X ________________________________________

                                    X ________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME(S) AS
                                      WRITTEN UPON THE FACE OF THE CERTIFICATE
                                      IN EVERY PARTICULAR, WITHOUT ALTERATION
                                      OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ____________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.